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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2007
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                            CIRCUIT CITY STORES, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                      1-5767                 54-0493875
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification No.)

            9950 Mayland Drive
            Richmond, Virginia                                      23233
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (804) 486-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (e) On December 13, 2007, the Board of Directors of Circuit City Stores, Inc. (the "Company") approved a special cash retention award for each of its executive vice presidents and senior vice presidents. The terms of each cash retention award will be set forth in a letter agreement (the "Agreement") between the Company and the officer. Under the Agreement, each award is effective as of January 1, 2008 and vests over a three-year period from that date. The total amount of the award for each executive vice president will be $1,000,000, and the total amount of the award for each senior vice president will be $600,000.

     For all of these officers, the award vests on January 1, 2009 with respect to 50% of the total amount, on January 1, 2010 with respect to 33% of the total amount and on January 1, 2011 with respect to the remaining 17%. The right to receive any amount that has vested is contingent on the officer's continuous full-time employment with the Company through the respective vesting date. The officer will forfeit any unvested amounts upon his or her termination of employment, except for termination due to death or permanent disability. For terminations for those reasons, the next amount of the award to vest following such termination will vest effective as of the death or termination for disability, and any remaining unvested amounts will be forfeited.

     The officers who will receive the cash retention award include Bruce H. Besanko, Executive Vice President and Chief Financial Officer, and George D. Clark, Jr., Executive Vice President - Multi-Channel Sales, Reginald D. Hedgebeth, Senior Vice President, General Counsel and Secretary, and Eric A. Jonas, Jr., Senior Vice President - Human Resources, each of whom is a "named executive officer" of the Company, as set forth in the Company's most recent proxy statement. The Board of Directors also approved a special cash retention award for each of the Company's employees at the vice president and director levels. Philip J. Schoonover, the Company's Chairman, President and Chief Executive Officer, will not be participating in this retention plan.

     The cash retention award is an additional incentive award for the Company's executive officers and other key employees on its leadership team. The purpose of the award is to ensure the stability of the Company's leadership team by providing an incentive for these individuals to remain with the Company during the period that the award vests. The Company believes that the award is an important component of its compensation package at a time when the Company is seeking to successfully execute its business strategy.

     The full text of the form of the Agreement for the awards described above is attached as Exhibit 10.1 to this report and is incorporated by reference into this Item 5.02.

     In addition to the approval of the cash retention awards by the Board of Directors, the Compensation and Personnel Committee approved long-term incentive awards to the chief executive officer and each of its executive vice presidents and senior vice presidents under the Company's 2003 Stock Incentive Plan. All of the awards will be effective and valued as of January 1, 2008. The awards will be in the form of options to acquire shares of the Company's common stock that will vest equally over each of the first three anniversaries of the effective date. The award for the chief executive officer will be valued at $2,925,000, except that the maximum number of shares of the Company's common stock subject to the option, once it is determined, will be 710,000. The award for each executive vice president will be valued at $775,000, the award for each senior vice president who is on the Company's executive management team, including Messrs. Hedgebeth and Jonas, will be valued at $325,000 and the award for each other senior vice president will be valued at $300,000. The exact number of shares and the exercise price for each award will be fixed on the effective date, using the fair market value of the Company's common stock at the close of business on December 31, 2007.

     The right to receive the full value of the option is contingent on the officer's continuous full-time employment with the Company through each of the vesting dates. The officer will forfeit any unvested amounts upon his or her termination of employment, except for termination due to death or disability. The option will become fully vested in the event of death or disability.

     The Compensation and Personnel Committee also approved long-term incentive awards for each of the Company's employees at the vice president, director, store director and other comparable position levels. The Company has not granted long-term incentive awards generally to its officers and other employees since 2005.


Item 9.01     Financial Statements and Exhibits.

        (d)    Exhibits.

               Exhibit No.      Description

               10.1 Form of Letter Agreement between Circuit City Stores, Inc. and each of Bruce H. Besanko, George D. Clark, Jr., Reginald D. Hedgebeth and Eric A. Jonas, Jr.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CIRCUIT CITY STORES, INC.
                                              (Registrant)



Date:  December 19, 2007               By:  /s/ Reginald D. Hedgebeth
                                           -------------------------------
                                           Reginald D. Hedgebeth
                                           Senior Vice President,
                                           General Counsel and Secretary







                                  EXHIBIT INDEX


Exhibit No.       Description

10.1 Form of Letter Agreement between Circuit City Stores, Inc. and each of Bruce H. Besanko, George D. Clark, Jr., Reginald D. Hedgebeth and Eric A. Jonas, Jr.